SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2003

PROVIDENT FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31566 (Commission File No.)	42-1547151 (I.R.S. Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey (Address of Principal Executive Offices)	07306 (Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.	Description
99	Slide presentation to be made at investor conference on November 13, 2003 and made available to conference attendees

Item 9.	Regulation FD Disclosure

On November 13, 2003, Provident Financial Services, Inc. (the “Company”) will make a slide presentation at the Sandler O’Neill & Partners, L.P. 2003 Financial Services Conference. The Company also will make available a paper copy of the presentation to conference attendees. The presentation discusses the Company’s current and historic performance and strategies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: November 13, 2003	By:	/s/ Paul M. Pantozzi
Paul M. Pantozzi Chairman, Chief Executive Officer and President

EXHIBIT INDEX

The following Exhibits are filed as part of this report:

Exhibit No.	Description
99	Slide presentation to be made at investor conference on November 13, 2003 and made available to conference attendees